UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2023

DARÉ BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36395	20-4139823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3655 Nobel Drive, Suite 260

San Diego, CA 92122

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (858) 926-7655

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	DARE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On June 5, 2023, Daré Bioscience, Inc. (Daré), issued a press release reporting topline results from the clinical trial discussed in Item 8.01 below. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information under this Item 7.01 and in Exhibit 99.1 is being furnished and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934 and is not to be incorporated by reference into any filing of the registrant under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Topline results from exploratory Phase 2b RESPOND clinical trial of Sildenafil Cream, 3.6%

On June 5, 2023, Daré announced topline results from its exploratory Phase 2b RESPOND clinical trial of Sildenafil Cream, 3.6% (Sildenafil Cream) in patients with female sexual arousal disorder (FSAD). The exploratory Phase 2b RESPOND study was a multi-center, double-blind, randomized, placebo-controlled study to evaluate the efficacy and safety of Sildenafil Cream in premenopausal patients with FSAD. The study was a first of its kind Phase 2b clinical study that includes patient reported outcome (PRO) instruments to screen eligible women with FSAD and included two co-primary endpoints, a secondary endpoint, and a number of exploratory endpoints to measure, among other things, improvement in localized genital sensations of arousal, reduction in the distress that women experience with FSAD and satisfactory sexual events.

There are no treatments approved by the U.S. Food and Drug Administration (FDA) for FSAD and thus there are no efficacy endpoints that have been previously validated in a Phase 3 pivotal study for potential treatments for FSAD. The exploratory Phase 2b RESPOND study also served as a validation study of exploratory endpoints that could be candidate endpoints in a Phase 3 study of Sildenafil Cream. The FDA requested that any PROs for use in the assessment of efficacy in a Phase 3 study be adequately validated. Part of that validation of the PROs includes exit interviews performed as part of the exploratory Phase 2b RESPOND study to better understand qualitatively what constitutes a meaningful change to the subjects. These qualitative assessments of meaningful change were utilized to determine which endpoints achieved meaningful improvement in the Sildenafil Cream group. Additional psychometric analyses using the exploratory Phase 2b RESPOND study dataset is planned to further refine and validate the measures to inform the most appropriate endpoints for use in a Phase 3 pivotal study of Sildenafil Cream.

The exploratory Phase 2b RESPOND study began with 99 subjects in the Sildenafil Cream intent to treat population and 93 subjects in the placebo intent to treat population, with 70 subjects in the Sildenafil Cream intent to treat population and 60 subjects in the placebo intent to treat population completing the study, and therefore was underpowered to assess statistical significance, although certain endpoints achieved statistical significance. During the study, participants used Sildenafil Cream and a placebo cream in their home setting and documented their experience using PRO instruments. The study evaluated Sildenafil Cream compared to placebo cream over 12 weeks of dosing following both a non-drug and placebo run-in period.

Daré intends to review the data with the FDA, including discussing the data from assessments as early as the 4- and 8-week mark after randomization, and to continue the development of Sildenafil Cream, including advancing Sildenafil Cream into a Phase 3 pivotal study for the treatment of FSAD. Following clinical development, Daré intends to leverage the existing safety and efficacy data on the active ingredient in Sildenafil Cream to utilize the FDA’s 505(b)(2) pathway to obtain marketing approval of Sildenafil Cream in the U.S.

Summary of Topline Data

A co-primary endpoint of the Phase 2b RESPOND study was to evaluate the efficacy of Sildenafil Cream compared to placebo as measured by change from baseline to the end of the study in the Arousal-Sensation Domain of the 28-item Sexual Function Questionnaire (SFQ28). The endpoint did not achieve statistical significance. However, the change at the end of the study in the group treated with Sildenafil Cream was consistent with how women reported meaningful improvement in an exit interview at the end of the study.

The other co-primary endpoint was to evaluate the efficacy of Sildenafil Cream compared to placebo as measured by change from baseline to the end of the study in the score for feeling concerned by difficulties with sexual arousal. The change was assessed using the previously validated Female Sexual Distress Scale – Desire, Arousal and Orgasm (FSDS-DAO) Survey. This assessment did not differentiate Sildenafil Cream from placebo.

The secondary endpoint was to evaluate the efficacy of Sildenafil Cream compared to placebo as measured by change from baseline to the end of the study in the number of satisfactory sexual events based on the subjects’ response to a question answered and recorded via electronic diary within 24 hours after each sexual event. The endpoint was selected because it can serve as a primary endpoint in a Phase 3 study based on the FDA draft 2016 guidance document for female sexual dysfunction. When measured at the 4- and 8-week mark after randomization, subjects treated with Sildenafil Cream had a higher proportion of satisfying sexual events during the prior month (68.6% and 74.1% at the 4- and 8-week mark, respectively) compared to those treated with placebo (47.9% and 67.9% at the 4- and 8-week mark, respectively) (week 4 P value = 0.04).

The exploratory endpoints (selected based on the content validity study previously conducted by SST and Daré) included endpoints related to genital arousal, genital blood flow, lubrication, orgasm, concerns about difficulties with sexual arousal, and other assessments including questions regarding satisfying sexual events. The exploratory endpoints were assessed at multiple periods over the course of the study via electronic diary.

●	An exploratory endpoint regarding concerns about difficulties with sexual arousal differentiated Sildenafil Cream versus placebo. Specifically, when asked about their overall impression of change regarding their concerns about difficulties with sexual arousal, women treated with Sildenafil Cream were more likely to report an overall improvement. Based on responses to the question at the 4-, 8- and 12-week mark after randomization, 44% to 49% of the subjects treated with Sildenafil Cream reported an overall improvement compared to 37% to 44% of the subjects treated with placebo (P value < 0.01).

●	Exploratory endpoints related to arousal lubrication and achievement and pleasure of orgasm also demonstrated important differences between the subjects treated with Sildenafil Cream compared to placebo as measured by change from baseline to the 8-week mark after randomization, at P value = 0.059 and P value = 0.066, respectively (trending toward significance despite the small number of subjects in each group, n=73 in the Sildenafil Cream intent to treat group and n=64 in the placebo intent to treat group for these assessments).

●	48.7% of the subjects treated with Sildenafil Cream reported an increase in their overall satisfaction with sexual activity measured at the end of the study, compared to 42.6% of the subjects treated with placebo.

Summary of Cited Top Line Data

The exploratory Phase 2b RESPOND study was underpowered to assess statistical significance, although statistical significance was achieved on certain assessments. The following table sets forth certain data regarding the co-primary endpoints, the secondary endpoint, and certain exploratory endpoints:

Objective/Endpoint	Measured At	Sildenafil Cream, N(1)	Placebo, N(1)	P value
Co-Primary: SFQ28 Arousal Sensation Domain	End of study (week 12)	70	60	>0.05
Co-Primary: FSDS-DAO Survey (Q14 only (Concerned by difficulties with sexual arousal))	End of study (week 12)	70	60	>0.05
Secondary: Proportion of Satisfactory Sexual Events per Month during Double Blind Treatment Period	Week 4 Week 8 Week 12	78 73 71	68 64 61	0.04 >0.05 >0.05
Exploratory: Arousal Lubrication PROs	Week 8	73	64	0.059
Exploratory: Orgasm PROs	Week 8	73	64	0.066
Exploratory: Regarding Concern for FSAD Symptoms(2)	Weeks 4 - 12	78	68	<0.01
Exploratory: Regarding Satisfactory Sexual Activity(2)	Weeks 4 - 12	78	68	<0.01

(1) The numbers in this column represent the number of subjects included in the assessment at the indicated time point.

(2) This exploratory endpoint was measured periodically beginning at week 4 after randomization through the end of the study.

Safety

Sildenafil Cream was generally safe and well-tolerated. There were no treatment related serious adverse events and the majority of treatment related adverse events were mild in severity.

Other Matters

Daré currently continues to anticipate the following upcoming milestone events for its portfolio:

●	2Q-2023: First commercial sale in the United States of XACIATO™ (clindamycin phosphate) vaginal gel, 2%, an FDA-approved product indicated for the treatment of bacterial vaginosis in females 12 years and older;

●	Mid-2023: Initiation of patient recruitment for the planned pivotal Phase 3 clinical study of Ovaprene®, an investigational hormone-free, monthly intravaginal contraceptive; and

●	2023: Announcement of topline results from the ongoing Phase 1 clinical study of DARE-PDM1, an investigational proprietary hydrogel formulation of diclofenac, a nonsteroidal anti-inflammatory drug, being developed as a vaginally-administered treatment for primary dysmenorrhea.

Cautionary Statement Regarding Forward-Looking Statements

Daré cautions you that all statements, other than statements of historical facts, contained in this report, are forward-looking statements. Forward-looking statements, in some cases, can be identified by terms such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “should,” “would,” “contemplate,” “project,” “target,” “objective,” or the negative version of these words and similar expressions. In this report, forward-looking statements include, but are not limited to, statements relating to Sildenafil Cream’s potential as a safe and effective therapy for FSAD, Daré’s plans for continued clinical development of Sildenafil Cream, the anticipated regulatory pathway for Sildenafil Cream, the potential for Sildenafil Cream to be the first FDA-approved treatment for FSAD, the potential market opportunity for Sildenafil Cream, plans and expectations with respect to Daré’s product candidates, including anticipated timing for the first commercial sale of XACIATO, for commencement and conduct of clinical trials and for announcement of topline results. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Daré’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by the forward-looking statements in this report, including, without limitation, risk and uncertainties related to: the risk that topline results from a clinical trial, including the Phase 2b RESPOND study, are based on Daré’s preliminary analysis of key efficacy and safety data and, following a comprehensive review of the study data, topline results may not accurately reflect the complete results from the study and the differences between topline results and complete results may be significant and may adversely impact the continued clinical development of the investigational product, including anticipated time and expense of continued development; the risk that data from the Phase 2b RESPOND study, which assessed multiple patient reported outcomes at 4, 8 and 12 weeks after randomization, may not be predictive of results of any future clinical study that assesses safety and efficacy of Sildenafil Cream at time points beyond 12 weeks after randomization, and the double-blind dosing period the FDA may require for a pivotal Phase 3 study of Sildenafil Cream is unknown at this time; the risk that the FDA, other regulatory authorities, members of the scientific or medical communities or investors may not accept or agree with Daré’s interpretation of or conclusions regarding the study data; Daré’s ability to raise additional capital when and as needed to advance its product candidates, execute its business strategy and continue as a going concern; the risk that positive findings in early clinical and/or nonclinical studies of a product candidate may not be predictive of success in subsequent clinical and/or nonclinical studies of that candidate; the risk that development of a product candidate requires more clinical or nonclinical studies than Daré anticipates; Daré’s ability to develop, obtain FDA or foreign regulatory approval for, and commercialize its product candidates and to do so on communicated timelines; failure or delay in starting, conducting and completing clinical trials of a product candidate; Daré’s ability to design and conduct successful clinical trials, to enroll a sufficient number of patients, to meet established clinical endpoints, to avoid undesirable side effects and other safety concerns, and to demonstrate sufficient safety and efficacy of its product candidates; Daré’s dependence on third parties to conduct clinical trials and manufacture and supply clinical trial material and commercial product; the loss of, or inability to attract, key personnel; the effects of the COVID-19 pandemic, macroeconomic conditions and geopolitical events on Daré’s operations, financial results and condition, and ability to achieve current plans and objectives, including the potential impact of the pandemic on Daré’s ability to timely commence, enroll, conduct and report results of its clinical trials and on the ability of third parties on which Daré relies to assist in the conduct of its business to fulfill their contractual obligations to Daré; the impact of pharmaceutical industry regulation and health care legislation in the United States and internationally; the risk that developments by competitors make Daré’s product or product candidates less competitive or obsolete; difficulties establishing and sustaining relationships with development and/or commercial collaborators; failure of Daré’s product or product candidates, if approved, to gain market acceptance or obtain adequate coverage or reimbursement from third-party payers; Daré’s ability to retain its licensed rights to develop and commercialize a product or product candidate; Daré’s ability to satisfy the monetary obligations and other requirements in connection with its exclusive, in-license agreements covering the critical patents and related intellectual property related to its product and product candidates; Daré’s ability to adequately protect or enforce its, or its licensor’s, intellectual property rights; the lack of patent protection for the active ingredients in certain of Daré’s product candidates which could expose its products to competition from other formulations using the same active ingredients; product liability claims; governmental investigations or actions relating to Daré’s product or product candidates or the business activities of Daré, its commercial collaborators or other third parties on which Daré relies; the impact of pharmaceutical industry regulation and health care legislation in the United States and internationally; global trends toward health care cost containment; cyber attacks, security breaches or similar events that compromise Daré’s technology systems or those of third parties on which it relies and/or significantly disrupt Daré’s business; and disputes or other developments concerning Daré’s intellectual property rights. Daré’s forward-looking statements are based upon its current expectations and involve assumptions that may never materialize or may prove to be incorrect. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. For a detailed description of Daré’s risks and uncertainties, you are encouraged to review its documents filed with the SEC including Daré’s recent filings on Form 8-K, Form 10-K and Form 10-Q. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. Daré undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued on June 5, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARÉ BIOSCIENCE, INC.

Dated: June 5, 2023	By:	/s/ Sabrina Martucci Johnson
	Name:	Sabrina Martucci Johnson
	Title:	President and Chief Executive Officer

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